Exhibit 10.1

FIRST AMENDMENT TO

AGREEMENT AND PLAN OF MERGER

This First Amendment to Agreement and Plan of Merger (this “First Amendment”) is made and entered into as of this 21st day of December 2006 by and among SunPower Corporation, a Delaware corporation (“Parent”), and PowerLight Corporation, a California corporation (the “Company”).

BACKGROUND

A. Parent, Pluto Acquisition Company LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Parent, the Company, and Thomas L. Dinwoodie, as the representative of certain shareholders of the Company, entered into that certain Agreement and Plan of Merger dated as of November 15, 2006 (the “Merger Agreement”).

B. Section 6.3 of the Merger Agreement provides that prior to the adoption of the Merger Agreement and the approval of the Merger by the shareholders of the Company, the Merger Agreement may be amended by a written instrument signed on behalf of Parent and the Company.

C. The shareholders of the Company have not yet adopted the Merger Agreement and approved the Merger.

D. In accordance with Section 6.3 of the Merger Agreement, Parent and the Company have agreed to amend the Merger Agreement and certain exhibits to the Merger Agreement as set forth herein.

STATEMENT OF AGREEMENT

The parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

1.01 Certain Definitions. Unless otherwise defined herein, all capitalized terms used herein have the meanings given to them in the Merger Agreement.

ARTICLE II

AMENDMENTS TO THE MERGER AGREEMENT AND EXHIBITS

2.01 Section 2.3(b) of Merger Agreement. The last sentence of Section 2.3(b) of the Merger Agreement is hereby amended and superseded in all respects by the provisions of this First Amendment. As amended and restated, the last sentence of Section 2.3(b) of the Merger Agreement reads in its entirety:

“No consent, approval, order or authorization of, or registration, declaration or filing with, any government, any court, tribunal, arbitrator, administrative agency, commission or other governmental official, authority or instrumentality, in each case whether domestic or foreign, any stock exchange or similar self-regulatory organization or any quasi-governmental or private body exercising any regulatory, taxing or other governmental or quasi-governmental authority (each a “Governmental Entity”) is required by or with respect to the Company or any of its Subsidiaries in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, except for (w) the filing of the Certificate of Merger, the Agreement of Merger and the CA Certificate of Merger, (x) such filings as may be required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”) and any required foreign antitrust filing, (y) applicable requirements if any, of the Exchange Act, state securities or “blue sky” laws (the “Blue Sky Laws”), and (z) if necessary in accordance with Section 4.5(d), the issuance of the Merger Permit (as defined in Section 4.5(d)(ii)), or, if necessary in accordance with Section 4.5(e), the approval by the Securities and Exchange Commission (the “SEC”).”

2.02 Section 2.27 of Merger Agreement. Section 2.27 of the Merger Agreement is hereby amended and superseded in all respects by the provisions of this First Amendment. As amended and restated, Section 2.27 reads in its entirety:

“Disclosure. None of the information supplied or to be supplied by or on behalf of the Company or any of its Subsidiaries for inclusion or incorporation by reference in the Private Placement Information Statement (as defined in Section 4.5(c)), if a Private Placement Information Statement is mailed to the shareholders of the Company in accordance with Section 4.5(c), will, at the time that the Private Placement Information Statement is mailed to the shareholders of the Company, at the time of the Company Shareholders’ Meeting or as of the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. None of the information supplied or to be supplied by or on behalf of the Company or any of its Subsidiaries for inclusion or incorporation by reference in the Merger Permit Information Statement (as defined in Section 4.5(d)(i)), if a Merger Permit Information Statement is mailed to the shareholders of the Company in accordance with Section 4.5(d)(iii), will, at the time that the Merger Permit Information Statement is mailed to the shareholders of the Company, at the time of the Company Shareholders’ Meeting or as of the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. None of the information supplied or to be supplied by or on behalf of the Company or any of its Subsidiaries for inclusion or incorporation by reference in the Proxy Statement (as defined in Section 4.5(e)(ii)), if a Proxy Statement is mailed to the shareholders of the Company in accordance with Section 4.5(e)(x), will, at the time that the Proxy Statement is mailed to the shareholders of the Company, at the time of the Company Shareholders’ Meeting or as of the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. None of the information supplied or to be supplied by or on behalf of the Company or any of its Subsidiaries for inclusion or incorporation by reference in the Registration Statement (as defined in Section 4.5(e)(i)), if a Registration Statement is filed with the SEC in accordance with Section 4.5(e)(ii), will, at the time that the Registration Statement is filed with the SEC or at the time it becomes effective under the Securities Act of 1933, as amended (the “Securities Act”), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. Notwithstanding the foregoing, no representation or warranty is made by the Company with respect to statements made or incorporated by reference in the Private Placement Information Statement, the Merger Permit Information Statement, the Proxy Statement or the Registration Statement based on information supplied by or on behalf of Parent for inclusion or incorporation by reference in the Private Placement Information Statement, the Merger Permit Information Statement, the Proxy Statement or the Registration Statement.”

2.03 Section 3.3(b) of Merger Agreement. The last sentence of Section 3.3(b) of the Merger Agreement is hereby amended and superseded in all respects by the provisions of this First Amendment. As amended and restated, the last sentence of Section 3.3(b) of the Merger Agreement reads in its entirety:

“No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to Parent and Merger Sub in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, except for (A) the filing of the Certificate of Merger, the Agreement of Merger and the CA Certificate of Merger, (B) such filings as may be required under the HSR Act and any required foreign antitrust filing, (C) applicable requirements if any, of the Securities Act, the Exchange Act, state securities or the Blue Sky Laws, and (D) if necessary in accordance with Section 4.5(d), the issuance of the Merger Permit by the California Commissioner, or, if necessary in accordance with Section 4.5(e), the approval by the SEC in connection with the Registration Statement and the Parent Information Statement (as defined in Section 4.13(b)).”

2.04 Section 3.12 of Merger Agreement. Section 3.12 of the Merger Agreement is hereby amended and superseded in all respects by the provisions of this First Amendment. As amended and restated, Section 3.12 reads in its entirety:

“Disclosure. None of the information supplied or to be supplied by or on behalf of Parent or any of its Subsidiaries for inclusion or incorporation by reference in the Private Placement Information Statement, if a Private Placement Information Statement is mailed to the shareholders of the Company in accordance with

Section 4.5(d), will, at the time that the Private Placement Information Statement is mailed to the shareholders of the Company, at the time of the Company Shareholders’ Meeting or as of the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. None of the information supplied or to be supplied by or on behalf of Parent or any of its Subsidiaries for inclusion or incorporation by reference in the Merger Permit Information Statement, if a Merger Permit Information Statement is mailed to the shareholders of the Company in accordance with Section 4.5(e)(iii), will, at the time that the Merger Permit Information Statement is mailed to the shareholders of the Company, at the time of the Company Shareholders’ Meeting or as of the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. None of the information supplied or to be supplied by or on behalf of Parent or any of its Subsidiaries for inclusion or incorporation by reference in the Proxy Statement, if a Proxy Statement is mailed to the shareholders of the Company in accordance with Section 4.5(f)(x), will, at the time that the Proxy Statement is mailed to the shareholders of the Company, at the time of the Company Shareholders’ Meeting or as of the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. None of the information supplied or to be supplied by or on behalf of Parent or any of its Subsidiaries for inclusion or incorporation by reference in the Registration Statement, if a Registration Statement is filed with the SEC in accordance with Section 4.5(f)(ii), will, at the time that the Registration Statement is filed with the SEC or at the time it becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. Notwithstanding the foregoing, no representation or warranty is made by Parent with respect to statements made or incorporated by reference in the Private Placement Information Statement, the Merger Permit Information Statement, the Proxy Statement or the Registration Statement based on information supplied by or on behalf of the Company for inclusion or incorporation by reference in the Private Placement Information Statement, the Merger Permit Information Statement, the Proxy Statement or the Registration Statement.”

2.05 Section 4.5 of Merger Agreement. Section 4.5 of the Merger Agreement is hereby amended and superseded in all respects by the provisions of this First Amendment. As amended and restated, Section 4.5 reads in its entirety:

“Securities Matters.

(a) The parties hereto acknowledge and agree that if a Private Placement Information Statement has been mailed to the shareholders of the Company and the Merger is consummated in the manner described in the Private Placement Information Statement, the securities issuable to the Company Shareholders pursuant to the Merger shall constitute “restricted securities” under the Securities Act. Such securities shall bear the legend set forth below.

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION WITHOUT AN EXEMPTION UNDER THE SECURITIES ACT OR, UPON REASONABLE REQUEST BY THE COMPANY, AN OPINION OF LEGAL COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”

(b) Prior to the Closing, the Company shall use its commercially reasonable efforts to prevent the number of Company Shareholders who are Unaccredited Investors (as defined in Section 8.4) from increasing to more than thirty-five such Unaccredited Investors. As soon as practicable after the execution of the First Amendment, but in any event prior to January 5, 2007, the Company shall use its commercially reasonable efforts to arrange for a purchaser representative (as contemplated by Regulation D under the Securities Act) reasonably satisfactory to Parent (the “Purchaser Representative”) to represent each shareholder of the Company that is an Unaccredited Investor in connection with the transactions contemplated by this Agreement. The Company shall use commercially reasonable efforts to obtain a written agreement in a form reasonably acceptable to Parent (a “Purchaser Representative Agreement”) from each Unaccredited Investor. The Company must obtain a Purchaser Representative Agreement from each Unaccredited Investor (the “Purchaser Representative Condition”) in order to fulfill the Purchaser Representative Condition.

(c) As soon as practicable after the execution of the First Amendment, the parties shall prepare, and within one business day after the fulfillment of the Purchaser Representative Condition, the Company shall deliver to the Company Shareholders, an information statement relating to this Agreement and the transactions contemplated hereby (the “Private Placement Information Statement”). Each of the Company, Parent and Merger Sub shall use commercially reasonable efforts to cause the Private Placement Information Statement to comply with all requirements of applicable federal and state securities laws including the requirements of Rule 506 of Regulation D promulgated under the Securities Act. Each of the Company, Parent and Merger Sub shall provide promptly to the other such information concerning its business and financial statements and affairs as, in the reasonable judgment of the providing party or its counsel, may be required or appropriate for inclusion in the Private Placement Information Statement or in any amendments or supplements thereto. The Private Placement Information Statement shall constitute a disclosure document for the offer and issuance of the shares of Parent Common Stock to be received by the holders of Company Capital Stock in accordance with this Agreement. Whenever any event occurs that is required to be set forth in an amendment or supplement to the Private Placement Information Statement, the Company, Parent and Merger Sub shall cooperate in delivering any such amendment or supplement to all the holders of Company Capital Stock. Anything to the contrary contained herein notwithstanding, (x) the Company shall not include in the Private Placement Information Statement any information with respect to Parent, Merger Sub or their respective Affiliates or associates, the form and content of which information shall not have been approved by Parent prior to such inclusion; provided, however, that Parent shall not withhold approval of any information required to be included by federal or state law, and (y) Parent shall not include in the Private Placement Information Statement any information with respect to the Company or its Affiliates or associates, the form and content of which information shall not have been approved by the Company prior to such inclusion; provided, however, that the Company shall not withhold approval of any information required to be included by federal or state law. Subject to the provisions of Section 4.4, the Private Placement Information Statement shall include the unqualified recommendation of the Company’s board of directors (the “Company Board”) in favor of adoption of this Agreement and the unanimous recommendation of the Company Board (the “Company Board Recommendation”) that the terms and conditions of the Merger and this Agreement are fair, just, reasonable, equitable, advisable and in the best interests of the Company and its shareholders. Subject to the provisions of Section 4.4, the Company Board Recommendation shall not be withdrawn or modified in a manner adverse to Parent, and no resolution by the Company Board or any committee thereof to withdraw or modify the Company Board Recommendation in a manner adverse to Parent shall be adopted or proposed. The Company and Parent shall cooperate in delivering any such amendment or supplement to all the holders of Company Capital Stock.

(d) Except as otherwise set forth in Section 4.5(d)(iii) and 4.5(d)(iv), as soon as practical after the execution of the First Amendment:

(i) Parent shall prepare, with the cooperation of the Company, an application for permit (the “Merger Permit Application”) in connection with the Hearing (as defined in this Section 4.5(d)(i)) and the notice sent to the shareholders of the Company in accordance with, and meeting the requirements of California law (the “Hearing Notice”), concerning a hearing (the “Hearing”) held by the California Commissioner to consider the terms and conditions of this Agreement and the Merger and the fairness of such terms and conditions in accordance with Section 25142 of the California Corporate Securities Law of 1968 (“California Securities Law”), and the parties shall prepare (based on a form provided by Parent) an information statement relating to this Agreement and the transactions contemplated hereby (the “Merger Permit Information Statement”). Each of the Company, Parent and Merger Sub shall use commercially reasonable efforts to cause the Merger Permit Application, the Hearing Notice and the Merger Permit Information Statement to comply with all requirements of applicable federal and state securities laws. Each of the Company, Parent and Merger Sub shall provide promptly to the other such information concerning its business and financial statements and affairs as, in the reasonable judgment of the providing party or its counsel, may be required or appropriate for inclusion in the Merger Permit Application, the Hearing Notice or the Merger Permit Information Statement, or in any amendments or supplements thereto, and to cause its counsel and auditors to cooperate with the other’s counsel and auditors in the preparation of the Merger Permit Application, the Hearing Notice and the Merger Permit Information Statement. The Merger Permit

Information Statement shall constitute a disclosure document for the offer and issuance of the shares of Parent Common Stock to be received by the holders of Company Common Stock, in accordance with this Agreement. Whenever any event occurs that is required to be set forth in an amendment or supplement to the Merger Permit Information Statement, the Company, Parent and Merger Sub shall cooperate in delivering any such amendment or supplement to all the holders of Company Common Stock and/or filing any such amendment or supplement with the California Commissioner of Corporations (the “California Commissioner”) or its staff and/or any other government officials. Subject to Section 4.4, the Merger Permit Information Statement shall include the Company Board Recommendation that the terms and conditions of the Merger and this Agreement are fair, just, reasonable, equitable, advisable and in the best interests of the Company and its shareholders. Subject to the provisions of Section 4.4, the Company Board Recommendation shall not be withdrawn or modified in a manner adverse to Parent, and no resolution by the Company Board or any committee thereof to withdraw or modify the Company Board Recommendation in a manner adverse to Parent shall be adopted or proposed.

(ii) Each of Parent, Merger Sub and the Company shall cause to be filed no later than December 29, 2006 (or such later date as the Company and Parent may hereafter agree) with the California Commissioner, the Merger Permit Application and the Hearing Notice and to obtain, as soon as practicable, a permit approving the fairness of this Agreement and the Merger in accordance with Section 25121 of California Securities Law such that the issuance of the Merger Consideration shall be exempt in accordance with Section 3(a)(10) of the Securities Act from the registration requirements of Section 5 of the Securities Act (the “Merger Permit”). In the event that the Private Placement Information Statement is mailed to the Company Shareholders, each of Parent, Merger Sub and Company shall use commercially reasonable efforts to cause the Merger Permit Application to be withdrawn and terminated.

(iii) As soon as permitted by the California Commissioner, and so long as the Private Placement Information Statement shall not have been mailed to the Company Shareholders, the Company shall deliver the Hearing Notice to all shareholders of the Company entitled to receive such notice under California Securities Law. The Company and Parent shall notify each other promptly of the receipt of any comments from the California Commissioner or its staff and of any request by the California Commissioner or its staff or any other government officials for amendments or supplements to any of the documents filed therewith or any other filing or for additional information and shall provide each other with copies of all correspondence between such party or any of its representatives, on the one hand, and the California Commissioner, or its staff or any other government officials, on the other hand, with respect to the filing. If the California Commissioner issues the Merger Permit, then as soon as practicable thereafter the Company shall deliver the Merger Permit Information Statement to all shareholders of the Company. Each of Parent and the Company shall not, and shall use reasonable efforts to cause its respective Subsidiaries and representatives not to, directly or indirectly, solicit the vote of any shareholder of the Company, in connection with the Merger in violation of any applicable federal or state securities laws.

(iv) The Company shall promptly advise Parent, and Parent shall promptly advise the Company, in writing if at any time prior to the Effective Time either the Company, Parent or Merger Sub shall obtain knowledge of any facts that might make it necessary or appropriate to amend or supplement the Hearing Notice, the Merger Permit Application, and/or the Merger Permit Information Statement, in order to make the statements contained or incorporated by reference therein not misleading or to comply with applicable law. The Company and Parent shall cooperate in delivering any such amendment or supplement to all the shareholders of the Company and/or Company Options and/or filing any such amendment or supplement with the California Commissioner or its staff and/or any other government officials.

(e) If a Private Placement Information Statement is not mailed to the shareholders of the Company and if Parent and the Company determine in writing that the Merger Permit cannot be obtained, or cannot reasonably be expected to be obtained, in each case in time to permit the Closing to occur on or before June 30, 2007, or if a Private Placement Information Statement is not mailed to the shareholders of the Company in accordance with Section 4.5(c) and the California Commissioner notifies Parent, Merger Sub or the Company of the California Commissioner’s determination not to grant the Hearing, not to permit the mailing of the Notice of Hearing and/or not to issue the Merger Permit, then:

(i) Each of Parent, Merger Sub and the Company shall use commercially reasonable efforts to cause the Stock Consideration to be registered on a registration statement on Form S-4 with the SEC (the “Registration Statement”).

(ii) Parent shall prepare, and the Company shall reasonably cooperate in such preparation, and Parent shall file with the SEC, as soon as practicable after the execution of this Agreement, the Registration Statement, which shall include the consent solicitation or proxy statement/prospectus to be sent to the Company Shareholders in connection with the Company Shareholders Meeting or any consent solicitation conducted in lieu thereof (as amended or supplemented, the “Proxy Statement”), and Parent shall use commercially reasonable efforts to cause the Registration Statement to become effective as soon thereafter as practicable.

(iii) Each of Parent and Merger Sub shall use commercially reasonable efforts to cause the Registration Statement and the Company shall use commercially reasonable efforts to cause the Proxy Statement to comply with all applicable requirements of federal and state securities laws.

(iv) Each of Parent (for itself and Merger Sub) and the Company shall provide promptly to the other such information concerning its business and financial statements and affairs as (i) in the reasonable judgment of the providing party or its counsel, may be required or appropriate for inclusion in the Registration Statement, the Proxy Statement, or in any amendments or supplements thereto, or (ii) such other party may reasonably request, and to cause its counsel, auditors and other representatives to cooperate with the other party’s counsel, auditors and other representatives in the preparation of the Registration Statement and the Proxy Statement.

(v) Subject to the provisions of Section 4.4, the Proxy Statement shall include the Company Board Recommendation that the terms and conditions of the Merger and this Agreement are fair, just, reasonable, equitable, advisable and in the best interests of the Company and its shareholders. Subject to the provisions of Section 4.4, the Company Board Recommendation shall not be withdrawn or modified in a manner adverse to Parent, and no resolution by the Company Board or any committee thereof to withdraw or modify the Company Board Recommendation in a manner adverse to Parent shall be adopted or proposed.

(vi) Each of Parent (for itself and Merger Sub) and the Company shall notify the other promptly of the receipt of any comments from the SEC or its staff and of any request by the SEC or its staff or any other government officials for amendments or supplements to the Registration Statement or the Proxy Statement or any other filing or for additional information and shall provide the other with copies of all correspondence between such party or any of its representatives, on the one hand, and the SEC, or its staff or any other government officials, on the other hand, with respect to the Registration Statement or the Proxy Statement or other filing. Each of Parent and the Company will respond promptly to any comments from the SEC and will use commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as practicable after such filing.

(vii) The Company shall promptly advise Parent, and Parent shall promptly advise the Company, in writing if at any time prior to the Effective Time either the Company or Parent shall obtain knowledge of any facts that might make it necessary or appropriate to amend or supplement the Registration Statement or the Proxy Statement, in order to make the statements contained or incorporated by reference therein not misleading or to comply with applicable law, and the Company and Parent shall cooperate in delivering any such amendment or supplement to all the holders of the Company Common Stock and/or filing any such amendment or supplement with the SEC or its staff and/or any other government officials.

(viii) Parent shall promptly prepare and submit to Nasdaq a listing application covering the shares of Parent Common Stock to be issued in the Merger and pursuant to Company Options after the Effective Time, and shall use its reasonable best efforts to obtain, prior to the Effective Time, approval for the quotation of such Parent Common Stock, subject to official notice of issuance to Nasdaq, and the Company shall cooperate such respect to such quotation.

(ix) As soon as practicable after the date hereof, each of Parent and the Company shall make all other filings required to be made by it with respect to the Merger and the transactions contemplated hereby under the Securities Act, the Exchange Act and applicable Blue Sky Laws and the rules and regulations thereunder.

(x) As soon as practicable after the Registration Statement is declared effective by the SEC, the Company shall deliver the Proxy Statement to all holders of the Company Common Stock, the Company Warrants and/or the Company Options.”

The Parties hereby agree that, should they both agree at any time to proceed with one of the options set forth in this Section 2.5 in a sequence other than as set forth above, or to revisit one of the options set forth in this Section 2.5 after a prior effort to pursue that option, the Parties may so proceed without the need for a future amendment to the Agreement or this First Amendment.

2.06 Section 4.6 of Merger Agreement. Section 4.6 of the Merger Agreement is hereby amended and superseded in all respects by the provisions of this First Amendment. As amended and restated, Section 4.6 reads in its entirety:

“Solicitation of Shareholders. The Company shall take all action necessary in accordance with the CGCL, the Articles of Incorporation and the Company’s bylaws to call, convene and hold the Company Shareholders Meeting or to secure the written consent of its shareholders adopting this Agreement and approving the Merger (i) as soon as practicable after the date that Purchaser Representative Condition is satisfied, and, in any event, no later than three business days after such date, or, (ii) if the Purchaser Representative Condition is not satisfied by January 5, 2007, (A) as soon as practicable after the date that the California Commissioner issues the Merger Permit and in any event no later than three business days after such date, or (B) if the California Commissioner notifies Parent or the Company of the California Commissioner’s determination not to grant the Hearing, not to permit the mailing of the Notice of Hearing and/or not to issue the Merger Permit, as soon as practicable after the date that the Registration Statement is declared effective by the SEC, and, in any event, no later than three business days after such date. If the Company calls a Company Shareholders Meeting, then the Company shall consult with Parent regarding the date of the Company Shareholders Meeting and shall not postpone or adjourn (other than for the absence of a quorum) the Company Shareholders Meeting without the prior written consent of Parent. The Company shall solicit from shareholders of the Company proxies or consents to be voted on the adoption of this Agreement and the approval of the Merger and, subject to the provisions of Section 4.4, shall take all other action necessary or advisable to secure the vote or consent of the Company Shareholders required to effect the transactions contemplated by this Agreement.”

2.07 Section 4.13(b) of Merger Agreement. Section 4.13(b) of the Merger Agreement is hereby amended and superseded in all respects by the provisions of this First Amendment. As amended and restated, Section 4.13(b) reads in its entirety:

“As soon as practicable after either the satisfaction of the Purchaser Representative Condition, the filing of the Merger Permit Application or the filing of the Registration Statement, and in any event within seven business days thereafter, Parent shall prepare and file with the SEC a preliminary information statement (the “Parent Information Statement”) to be sent to the stockholders of Parent relating to the action by written consent approving and adopting the Parent Stock Plan Amendment. The Company shall provide promptly to Parent such information concerning its business and affairs as, in the reasonable judgment of the Company or its counsel, may be required or appropriate for inclusion in the Parent Information Statement, or in any amendments or supplements thereto.

2.08 Section 4.23 of Merger Agreement. Section 4.23 of the Merger Agreement is hereby amended and superseded in all respects by the provisions of this First Amendment. As amended and restated, Section 4.23 reads in its entirety:

“SAS 100 Review and Year-End Audit. As promptly as practicable upon agreement between Parent and the Company, the Company will cause its external accountants complete their review under Statement on Auditing Standards No. 100 of the Company’s interim financial statements for each period for which such statements are required to be included, or are included, in the Registration Statement or any other filing of Parent with the SEC, including financial statements as of and for the nine-month period ended September 30, 2006. As promptly as practicable after December 31, 2006, the Company will begin preparing and, when reasonably appropriate, cause its external accountants to audit the financial statements of the Company as of and for the year ended December 31, 2006.”

2.09 Section 5.1(d) of Merger Agreement. Section 5.1(d) of the Merger Agreement is hereby amended and superseded in all respects by the provisions of this First Amendment. As amended and restated, Section 5.1(d) reads in its entirety:

“SEC Approval. If a Registration Statement is filed with the SEC in accordance with Section 4.5(e)(ii), the Registration Statement shall have been declared effective by the SEC, and no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose, shall have been initiated or threatened by the SEC.”

2.10 Section 5.1(e) of Merger Agreement. Section 5.1(e) of the Merger Agreement is hereby amended and superseded in all respects by the provisions of this First Amendment. As amended and restated, Section 5.1(e) reads in its entirety:

“Nasdaq Quotation. If a Registration Statement is filed with the SEC in accordance with Section 4.5(e)(ii), or if a Permit is filed with the California

Commissioner, the shares of Parent Common Stock to be issued in the Merger shall have been authorized for quotation on Nasdaq, subject to official notice of issuance.”

2.11 Section 5.1(f) of Merger Agreement. Section 5.1(f) is hereby added to the Merger Agreement. Section 5.1(f) reads in its entirety:

“California Commissioner Approval. If a Merger Permit Information Statement has been mailed to the shareholders of the Company, the Merger Permit shall have been issued by the California Commissioner and no stop order suspending the effectiveness of the Merger Permit or any part thereof shall have been issued and no proceeding for that or similar purposes shall have been initiated or threatened by the Department of Corporations of the State of California.”

2.12 Sections 5.3(k) and (l) of Merger Agreement. Sections 5.3(k) and (l) are hereby added to the Merger Agreement. Sections 5.3(k) and (l) read in their entirety:

“(k) Securities Compliance. If a Private Placement Information Statement has been mailed to the shareholders of the Company in accordance with Section 4.5(c), Parent shall have received evidence reasonably satisfactory to Parent that the issuance of Parent Common Stock as Merger Consideration to the Company Shareholders complies with Rule 506 of Regulation D promulgated under the Securities Act.

(l) Purchaser Representative. If a Private Placement Information Statement has been mailed to the shareholders of the Company in accordance with Section 4.5(c), there shall be a Purchaser Representative reasonably satisfactory to Parent representing each of the Unaccredited Investor and such Purchaser Representative shall have executed documentation reasonably satisfactory to Parent.”

2.13 Section 6.1(b) of Merger Agreement. Section 6.1(b) of the Merger Agreement is hereby amended and superseded in all respects by the provisions of this First Amendment. As amended and restated, Section 6.1(b) reads in its entirety:

“(b) by either Parent or the Company, if the Closing shall not have occurred on or before June 30, 2007 (the “Termination Date”); provided, however, that the right to terminate this Agreement under this Section 6.1(b) shall not be available to any party whose breach of this Agreement has resulted in the failure of the Closing to occur on or before the Termination Date;”

2.14 Section 8.4(pp) of Merger Agreement. Section 8.4(pp) of the Merger Agreement is hereby amended and superseded in all respects by the provisions of this First Amendment. As amended and restated, Section 8.4(pp) reads in its entirety:

“(pp) “Unaccredited Investor” means an investor who is not an “Accredited Investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act; and”

2.15 Section 8.4(qq) of Merger Agreement. Section 8.4(qq) of the Merger Agreement is hereby amended and superseded in all respects by the provisions of this First Amendment. As amended and restated, Section 8.4(qq) reads in its entirety:

“(qq) “Vested Company Options” means the portion of all Company Options that is or may become vested prior to the Closing.”

2.16 Exhibit J to Merger Agreement. Items 12 and 13 of the “Parent and Merger Sub Deliveries” listed on Exhibit J to the Merger Agreement are hereby amended and superseded in all respects by the provisions of this First Amendment. As amended and restated, Items 12 and 13 of the “Parent and Merger Sub Deliveries” read in their entirety:

“12. an executed copy of the Certificate of Merger, the Agreement of Merger and the CA Certificate of Merger and related officer’s certificates;

13. a legal opinion from Jones Day, counsel to Parent and Merger Sub, covering the matters set forth on Exhibit K; and”

2.17 Exhibit J to Merger Agreement. Exhibit J to the Merger Agreement is hereby amended by adding item 14 to the “Parent and Merger Sub Deliveries.” Item 14 of the “Parent and Merger Sub Deliveries” reads in its entirety:

“14. if a Private Placement Information Statement has been mailed to the shareholders of the Company, a copy of a Registration Rights Agreement substantially in the form attached as Exhibit M duly executed by Parent.”

2.18 Exhibit J to Merger Agreement. Items 14 and 15 of the “Company Deliveries” listed on Exhibit J to the Merger Agreement are hereby amended and superseded in all respects by the provisions of this First Amendment. As amended and restated, Items 14 and 15 of the “Company Deliveries” read in their entirety:

“14. an Excess Parachute Payment Waiver, duly executed by each Person described in Section 4.17(a);

15. a representation letter to tax counsel as contemplated by Section 4.12;”

2.19 Exhibit J to Merger Agreement. Exhibit J to the Merger Agreement is hereby amended by adding items 16, 17 and 18 to the “Company Deliveries.” Items 16, 17 and 18 of the “Company Deliveries” read in their entirety:

“16. if a Private Placement Information Statement has been mailed to the shareholders of the Company, a copy of the Representation Agreement in substantially the form attached hereto as Exhibit N executed by each shareholder of the Company;

17. if a Private Placement Information Statement has been mailed to the shareholders of the Company, a copy of a Retention of Purchaser Representative Agreement in substantially the form attached hereto as Exhibit O executed by the Company and the Purchaser Representative;

18. if a Private Placement Information Statement has been mailed to the shareholders of the Company, a copy of the Purchaser Representative Agreement in substantially the form attached hereto as Exhibit P executed by the Purchaser Representative and each Company Shareholder that is an Unaccredited Investor; and

“19. if a Private Placement Information Statement has been mailed to the shareholders of the Company, a copy of a Registration Rights Agreement substantially in the form attached as Exhibit M duly executed by each shareholder of the Company.”

2.20 Exhibits M, N, O and P to Merger Agreement. The documents attached to this First Amendment as Exhibits A, B, C and D are hereby added as Exhibits M, N, O and P, respectively, to the Merger Agreement.

ARTICLE III

Miscellaneous

3.01 Effect of First Amendment. On and after the date hereof, each reference in the Merger Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring to the Merger Agreement, and each reference in any of the agreements or certificates to be delivered in connection with the Merger Agreement to the “Merger Agreement,” “thereunder,” “thereof” or words of like import referring to the Merger Agreement, shall mean and be a reference to the Merger Agreement as amended by this First Amendment.

The Merger Agreement as amended by this First Amendment constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, representations or other arrangements, whether express or implied, written or oral, of the parties in connection therewith except to the extent expressly incorporated or specifically referred to herein. In the event of a conflict between the respective provisions of the Merger Agreement and this First Amendment, the terms of this First Amendment shall control.

Except as specifically amended by the terms of this First Amendment, the terms and conditions of the Merger Agreement are and shall remain in full force and effect for all purposes.

3.02 Counterparts. Two original counterparts of this First Amendment are being executed by the parties hereto, and each fully executed counterpart shall be deemed an original without production of the others and will constitute one and the same instrument.

3.03 Governing Law. This First Amendment will be governed by and construed and interpreted in accordance with the internal substantive laws of the State of California, applicable to contracts made and to be performed wholly within such state, and without regard to the conflicts of law principles thereof.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this First Amendment to be executed by its duly authorized officers, as of the date first above written.

SUNPOWER CORPORATION

By:	/s/ Thomas H. Werner
Name:	Thomas H. Werner
Title:	Chief Executive Officer

POWERLIGHT CORPORATION

By:	/s/ Thomas L. Dinwoodie
Name:	Thomas L. Dinwoodie
Title:	Chief Executive Officer